SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement	[_]	Soliciting Material Under Rule
[_]	Confidential, For Use of the		14a-12
Commission Only (as permitted
by Rule 14a-6(e)(2))
[_]	Definitive Proxy Statement
[X]	Definitive Additional Materials

PARTNERS BALANCED TRUST
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PARTNERS BALANCED TRUST

Dear Shareholder:

As discussed in the proxy statement that we previously mailed to you, a Special Meeting of Shareholders of the Partners Balanced Trust scheduled for September 14, 2005 has been adjourned to October 6, 2005. We apologize for contacting you once again, but as of today our records indicate that we still have not received your important vote.

WE ASK YOU TO PLEASE TAKE A MOMENT TO CAST YOUR VOTE SO THAT
YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Your participation will assist the Trust in holding this Special Meeting and could help to reduce the expenses involved with additional solicitation.

Another copy of your ballot has been enclosed with this letter for your convenience. Should you have any questions regarding the proposal, or to vote your shares by phone, please call toll-free 1-800-591-8269. Representatives are available Monday through Saturday from 9:00 a.m. to 9:00 p.m. Eastern Time and can take your vote right over the phone.

The following additional voting options have been set up for your convenience.

1.	Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy card.

2.	Vote Through the Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

If convenient for you, please utilize one of the first three options above to insure that your response is received in time for the Special Meeting on October 6th.

Help us hold this Special Meeting of Shareholders on October 6th by taking a minute to vote your shares today. Thank you for your assistance with this important matter.

Sincerely,
Vincent B. Tritto Secretary of the Trust

NOBO

PARTNERS BALANCED TRUST

Dear Shareholder:

As discussed in the proxy statement that we previously mailed to you, a Special Meeting of Shareholders of the Partners Balanced Trust scheduled for September 14, 2005 has been adjourned to October 6, 2005. We apologize for contacting you once again, but as of today our records indicate that we still have not received your important vote.

WE ASK YOU TO PLEASE TAKE A MOMENT TO CAST YOUR VOTE SO THAT
YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Your participation will assist the Trust in holding this Special Meeting and could help to reduce the expenses involved with additional solicitation.

Another copy of your ballot has been enclosed with this letter for your convenience. Should you have any questions regarding the proposal, please call the toll-free number listed below. The following voting options have been set up for your convenience.

1.	Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy card.

2.	Vote Through the Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

If convenient for you, please utilize one of the first three options above to insure that your response is received in time for the Special Meeting on October 6th.

Please do not hesitate to call toll-free 1-800-591-8269 if you have any questions regarding this matter. Representatives are available Monday through Saturday from 9:00 a.m. to 9:00 p.m. Eastern Time to answer any questions you might have regarding the Meeting agenda or voting.

Help us hold this Special Meeting of Shareholders on October 6th by taking a minute to vote your shares today. Thank you for your assistance with this important matter.

Sincerely,
Vincent B. Tritto Secretary of the Trust

OBO